MARCH 1, 2018

SUPPLEMENT TO

THE HARTFORD MUNICIPAL REAL RETURN FUND

SUMMARY PROSPECTUS DATED MARCH 1, 2018

AND
HARTFORD FIXED INCOME FUNDS PROSPECTUS

DATED MARCH 1, 2018

Reorganization of The Hartford Municipal Real Return Fund

with and into The Hartford Municipal Opportunities Fund

At a meeting held February 6-7, 2018, the Board of Directors (the “Board”) of The Hartford Mutual Funds II, Inc. (the “Company”) approved an Agreement and Plan of Reorganization that provides for the reorganization of The Hartford Municipal Real Return Fund (the “Municipal Real Return Fund”), a series of the Company, with and into The Hartford Municipal Opportunities Fund (the “Municipal Opportunities Fund”), a separate series of The Hartford Mutual Funds, Inc. (the “Reorganization”).

The Board has called a special Meeting of Shareholders of the Municipal Real Return Fund to be held on or about June 28, 2018, for the purpose of seeking approval of the Reorganization by the Shareholders of the Municipal Real Return Fund.  If approved, the Reorganization is expected to occur on or about July 16, 2018 (the “Closing Date”).  A proxy statement containing detailed information concerning the Reorganization is expected to be mailed to the Municipal Real Return Fund’s shareholders in May 2018.

The Reorganization contemplates: (1) the transfer of all of the assets of the Municipal Real Return Fund to the Municipal Opportunities Fund in exchange for shares of the Municipal Opportunities Fund that have an aggregate net asset value equal to the aggregate net asset value of the shares of the Municipal Real Return Fund on the valuation date for the Reorganization; (2) the assumption by the Municipal Opportunities Fund of all of the liabilities of the Municipal Real Return Fund; and (3) the distribution of shares of the Municipal Opportunities Fund to the shareholders of the Municipal Real Return Fund in complete liquidation of the Municipal Real Return Fund. Each shareholder of the Municipal Real Return Fund will receive shares of the Municipal Opportunities Fund of the same class, and in equal value to, the shares of the Municipal Real Return Fund held by that shareholder as of the Closing Date.

In anticipation of the Reorganization, the Municipal Real Return Fund may deviate from its investment objective and strategies as stated in the Prospectus.

Please note that existing shareholders will be able to purchase additional shares of the Municipal Real Return Fund through the close of business on or about July 13, 2018. New investors will continue to be able to purchase shares of the Municipal Real Return Fund but only through the close of business on or about March 30, 2018.

You can obtain information about the Municipal Opportunities Fund on HartfordFunds.com.  The foregoing is not an offer to sell, nor a solicitation of an offer to buy, any funds nor is it a solicitation of any proxy.

This Supplement should be retained with your Summary Prospectus and Statutory Prospectus for future reference.

HV-7364	March 2018

MARCH 1, 2018

SUPPLEMENT TO

THE HARTFORD MUNICIPAL OPPORTUNITIES FUND

SUMMARY PROSPECTUS DATED MARCH 1, 2018

AND
HARTFORD FIXED INCOME FUNDS PROSPECTUS

DATED MARCH 1, 2018

This Supplement contains new and additional information and should be read in connection with your Summary Prospectus and Statutory Prospectus.

The above referenced Summary Prospectus and Statutory Prospectus reflect the addition of Class Y shares to The Hartford Municipal Opportunities Fund, which will be offered to shareholders on June 1, 2018.  Accordingly, until June 1, 2018, Class Y shares of The Hartford Municipal Opportunities Fund will not be available for purchase.

This Supplement should be retained with your Summary Prospectus and Statutory Prospectus for future reference.

HV-7359	March 2018